Supplement dated November 22, 2013
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2013 as amended and restated October 31, 2013
(as supplemented on November 19, 2013)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.
PORTFOLIO MANAGER DISCLOSURE
Sub-Advisor: Principal Real Estate Investors, LLC
On page 115, in the Other Accounts Managed table, delete the information regarding Matt Richmond and add the following:
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Keith Bokota: Real Estate Securities Account *
Registered investment companies	1	$1,353.4 million	0	$0
Other pooled investment vehicles	1	$15.0 million	0	$0
Other accounts	11	$304.0 million	0	$0
* Information as of 09/30/2013
On page 116, in the Ownership of Securities table, delete the information regarding Matt Richmond and add the following:

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Keith Bokota *	Real Estate Securities Account	None
* Information as of 09/30/2013